MITCHELL HUTCHINS SERIES TRUST -- SMALL CAP PORTFOLIO          SEMIANNUAL REPORT

                                                                 August 15, 2000
Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Small Cap Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

The first six months of 2000 produced a wild ride for the U.S. equity markets. Investors seemed to change their focus daily while technology stocks, in particular, rode a roller coaster. Early in the year, value-oriented, cyclical stocks rewarded investors and the NASDAQ continued its torrid increase before a correction knocked down stock prices in general through May. Rising interest rates and overpriced stock valuations contributed to the decline, but performance recovered somewhat in June. For the period, the S&P 500 declined 0.43% and the NASDAQ was down 2.54%, which includes a 13.2% dip in the second quarter.

While growth stocks suffered, value stocks also shared in the decline as the Russell 1000 Value Index declined 4.23% during the period. Pockets of strength, such as utilities and mid-caps, shone through the general decline. With growth expected to slow to an annual rate of 3.5% by year-end and Federal Reserve belt-tightening looking as if it is nearing an end, the markets may stabilize as the Federal Reserve takes either no more action this year or produces one more preventative rate increase.

During this time, small cap stocks as measured by the S&P 600 gained 6.93%, surpassing the large-cap equities of the S&P 500, which lost 0.43%. As measured by the Russell 2000 Index, small caps gained 3.04% for the period.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/00

                                     6 MONTHS           1 YEAR           INCEPTION*
-----------------------------------------------------------------------------------------
Class H                                8.50%            18.01%              25.98%
Class I                                8.24              N/A                 N/A
S&P 600 Index                          6.93             14.43               19.85
Russell 2000 Index                     3.04             14.32               22.27
-----------------------------------------------------------------------------------------

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and July 6, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and for the period from January 1, 2000 through February 29, 2000, the Portfolio's adviser voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

Class H and Class I portfolio shares advanced 8.50% and 8.24%, respectively, in the first half of 2000, versus 6.93% for the S&P 600 Index and 3.04% for the Russell 2000 Index.

We have continued to reduce the Portfolio's technology sector holdings, generally due to valuation concerns, and have instead concentrated on adding to our investments in capital goods, energy and financials. In keeping with the goal of repositioning the Portfolio to profit from market changes, we purchased such companies as heavy machinery maker Manitowoc (1.9%), asset manager Affiliated Managers Group (2.1%) and Swift Energy (0.7%).(1) During the period we sold such stocks as Alpha Industries, Viatel, PC Connection, Movado Group, Texas Industries and ShopKo Stores.

Despite an underweight in technology, the Portfolio benefited from selected technology and health care stocks, including DSP Group, Alpha Industries and Counsel Corporation. Merger and acquisition activity also contributed to the return, as Cameron Ashley Building Products and Caere Corp received takeover bids.










(1) Weightings represent percentages of net assets as of June 30, 2000. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST -- SMALL CAP PORTFOLIO          SEMIANNUAL REPORT



PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS VS. S&P 600 INDEX                  Portfolio             Index
---------------------------------------------------------------------------------------------
No. of Securities                                               73                  600
Average Market Cap. (equal-weighted)                         $703mm              $634mm
Price/Earnings Ratio(2)                                        13.5x               15.2x
Dividend Yield                                                  0.4%                1.1%
Long-Term Projected EPS Growth(3)                              20.4%               18.2%
---------------------------------------------------------------------------------------------

ASSET ALLOCATION*                                             6/30/00              12/31/99
---------------------------------------------------------------------------------------------
Equities                                                       96.7%                92.0%
Cash equivalents and other assets in excess of liabilities      3.3                  8.0
---------------------------------------------------------------------------------------------
Total                                                         100.0                100.0

TOP TEN STOCKS*                     6/30/00                                      12/31/99
---------------------------------------------------------------------------------------------
Patterson Energy                      3.9%    Orbotech                             3.4%
Plantronics                           3.7     Piercing Pagoda                      3.2
Stericycle                            3.6     Metris Companies                     3.1
Piercing Pagoda                       3.1     Intertan                             2.9
Pomeroy Computer Resources            3.0     DSP Group                            2.8
Equitable Resources                   2.9     First Cash                           2.8
Orbotech                              2.9     Stericycle                           2.5
Performance Food Group                2.8     AHL Services                         2.3
Metris Companies                      2.8     Quadramed                            2.3
Greif Brothers                        2.7     Viatel                               2.3
---------------------------------------------------------------------------------------------
Total                                31.4     Total                               27.6

TOP FIVE SECTORS*                   6/30/00                                      12/31/99
---------------------------------------------------------------------------------------------
Consumer Cyclical                    31.1%    Technology                          30.4%
Technology                           21.5     Consumer Cyclical                   29.3
Financial                             9.7     Healthcare                           9.1
Healthcare                            8.8     Financial                            6.8
Capital Goods                         5.7     Basic Materials                      5.4
---------------------------------------------------------------------------------------------
Total                                76.8     Total                               81.0





* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

(2)  Based on estimated 2000 earnings per share.

(3) Sources: I/B/E/S and Mitchell Hutchins. I/B/E/S determines the mean values of brokerage analysts' earnings-per-share estimates and projected three- to five-year earnings-per-share growth rates. The investment adviser calculates the Portfolio's projected earnings per share growth by taking the simple average of the I/B/E/S means for the Portfolio's holdings.

SEMIANNUAL REPORT



OUTLOOK
--------------------------------------------------------------------------------
The stock market's big picture still appears positive. Corporate profit growth estimates for the second half of 2000 are strong, productivity is good and inflation appears to be under control. Equity valuations seem high to us, but we believe the market can achieve returns in keeping with corporate profit growth.

We expect technology sector earnings to remain strong as overseas demand for U.S. technology products continues to expand. The growing global economy may benefit U.S. cyclical and capital goods firms that earn significant revenue from exports. We believe that the advent of more stable global economies may further broaden investor interest beyond the perceived safety and liquidity of larger growth stocks and toward small cap and value stocks.

We plan to continue our focus on undervalued small cap stocks. We continue to believe that attractively valued stocks exist at both the upper and lower ends of our capitalization range. The Portfolio is overweighted in the consumer cyclical sector, where we are emphasizing selected retailing, homebuilding, restaurants and business service stocks. We believe positive employment and wage trends will promote consumer spending, which is likely to benefit these companies.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.


Sincerely,

/s/ Margo Alexander                       /s/ Brian M. Storms

MARGO ALEXANDER                           BRIAN M. STORMS
Chairman and                              President and
Chief Executive Officer                   Chief Operating Officer
Mitchell Hutchins                         Mitchell Hutchins
Asset Management Inc.                     Asset Management Inc.








This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST -- SMALL CAP PORTFOLIO


PORTFOLIO OF INVESTMENTS                                JUNE 30, 2000(UNAUDITED)


NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------
COMMON STOCKS--96.71%
AGRICULTURE, FOOD & BEVERAGE--3.28%
    3,600  Cadiz Inc. ...............................       $  28,800
    5,100  Performance Food Group Co.* ..............         163,200
                                                          -----------
                                                              192,000
                                                          -----------
ALCOHOL--1.72%
    2,000  Canandaigua Wine Inc. ....................         100,875
                                                          -----------
APPAREL, RETAIL--3.46%
    3,900  Childrens Place Retail Stores, Inc.*(1) ..          79,950
    8,360  Wilsons The Leather Experts Inc.* ........         122,787
                                                          -----------
                                                              202,737
                                                          -----------
APPAREL, TEXTILES--0.27%
    8,213  Florsheim Group, Inc.* ...................          15,913
                                                          -----------
CHEMICALS--3.77%
    2,200  Carlisle Companies Inc. ..................          99,000
      700  Rogers Corp.* ............................          24,500
    3,600  Spartech Corp. ...........................          97,200
                                                          -----------
                                                              220,700
                                                          -----------
COMPUTER SOFTWARE--1.32%
   13,271  Quadramed Corp.* .........................          33,178
    3,252  Tecnomatix Technologies Ltd.* ............          44,308
                                                          -----------
                                                               77,486
                                                          -----------
CONSTRUCTION--3.56%
    2,059  Elcor Corp. ...............................         47,357
      911  M/I Schottenstein Homes, Inc. .............         14,348
   14,647  Nobility Homes Inc.* ......................         73,235
    1,296  NVR Inc.* .................................         73,872
                                                          -----------
                                                              208,812
                                                          -----------
CONSUMER DURABLES--0.31%
    1,200  Furniture Brands International Inc.* ......         18,150
                                                          -----------
DIVERSIFIED RETAIL--1.34%
    3,350  SCP Pool Corp.* ...........................         78,725
                                                          -----------
DRUGS & MEDICINE--3.75%
    1,300  Alpharma, Inc. ............................         80,925
    5,329  Noven Pharmaceuticals Inc.* ...............        139,159
                                                          -----------
                                                              220,084
                                                          -----------
ELECTRICAL EQUIPMENT--8.49%
      700  DSP Group Inc.* ...........................         39,200
    1,817  Orbotech Ltd.* ............................        168,754
    1,900  Plantronics, Inc.* ........................        219,450
    1,600  Thermo Ecotek Corp.* ......................         15,000
    1,168  Xircom, Inc.* .............................         55,480
                                                          -----------
                                                              497,884
                                                          -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--0.50%
      300  Technitrol Inc.* ..........................         29,063
                                                          -----------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------
ENERGY RESERVES & PRODUCTION--0.73%
    1,500  Swift Energy Co.                               $    42,563
                                                          -----------
ENVIRONMENTAL SERVICES--3.60%
    8,745  Stericycle Inc. * .........................        209,880
    3,198  Thermatrix Inc. * .........................          1,099
                                                          -----------
                                                              210,979
                                                          -----------
FINANCIAL SERVICES--5.02%
    3,100  Americredit Corp.* ........................         52,700
   23,607  First Cash, Inc.* .........................         79,674
    6,450  Metris Companies Inc. .....................        162,056
                                                          -----------
                                                              294,430
                                                          -----------
GAS UTILITY--2.88%
    3,500  Equitable Resources Inc. ..................        168,875
                                                          -----------
HEAVY MACHINERY--1.87%
    4,103  Manitowoc Company Inc. ....................        109,755
                                                          -----------
INDUSTRIAL PARTS--0.27%
      400  Mettler-Toledo
              International Inc.* ADR                          16,000
                                                          -----------
INDUSTRIAL SERVICES & SUPPLIES--8.12%
    5,500  AHL Services, Inc.* .......................         33,687
    3,300  Artesyn Technologies Inc.* ................         91,781
   13,569  Cornell Corrections Inc. * ................        108,552
    1,732  Correctional Services Corp.* ..............          6,820
    5,089  Greif Brothers Corp., Class A .............        156,487
    8,413  Wackenhut Corp. ...........................         78,872
                                                          -----------
                                                              476,199
                                                          -----------
INFORMATION & COMPUTER SERVICES--9.67%
    1,000  Brady Corp. ...............................         32,500
    5,131  Maximus, Inc.* ............................        113,523
   11,797  Pomeroy Computer Resources, Inc* ..........        174,006
   11,428  Right Management Consultants, Inc.* .......        119,994
    2,936  SunGuard Data Systems Inc.* ...............         91,016
    1,000  TTI Team Telecom International Ltd.* ......         36,000
                                                          -----------
                                                              567,039
                                                          -----------
MEDICAL PRODUCTS--6.34%
    2,929  American Science & Engineering, Inc.* .....         16,110
    2,800  Biomatrix Inc.* ...........................         63,350
    2,700  Pharmaceutical
              Product Development, Inc.* .............         56,700
    4,200  Teleflex Inc. .............................        155,662
    4,200  Theragenics Corp.* ........................         35,962
    2,443  Young Innovations Inc.* ...................         43,669
                                                          -----------
                                                              371,453
                                                          -----------
MEDICAL PROVIDERS--1.38%
   12,480  Counsel Corp. * ...........................         39,780
    5,164  Hooper Holmes Inc. ........................         41,312
                                                          -----------
                                                               81,092
                                                          -----------

MITCHELL HUTCHINS SERIES TRUST -- SMALL CAP PORTFOLIO



NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------
COMMON STOCKS--(CONCLUDED)
MOTOR VEHICLES--0.98%
    1,200  Borg Warner Automotive, Inc. ..............    $    42,150
    2,224  Keystone Automotive Industries Inc.* ......         15,429
                                                          -----------
                                                               57,579
                                                          -----------
OIL REFINING--0.80%
   11,775  Kaneb Services Inc.* ......................         47,100
                                                          -----------
OIL SERVICES--3.89%
    8,000  Patterson Energy Inc. .....................        228,000
                                                          -----------
OTHER INSURANCE--1.24%
    1,400  Radian Group Inc. .........................         72,450
                                                          -----------
RESTAURANTS--2.92%
    1,600  Applebees International, Inc. .............         48,500
    4,972  Jack in the Box Inc.* .....................        122,436
                                                          -----------
                                                              170,936
                                                          -----------
SECURITIES & ASSET MANAGEMENT--3.41%
    2,700  Affiliated Managers Group Inc. ............        122,850
      700  Eaton Vance Corp.* ........................         32,375
    1,981  Raymond James Financial, Inc. .............         44,572
                                                          -----------
                                                              199,797
                                                          -----------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------
SEMICONDUCTOR--2.61%
    1,700  Asyst Technologies Inc.* ..................    $    58,225
    5,900  Richardson Electronics Ltd. ...............         94,769
                                                          -----------
                                                              152,994
                                                          -----------
SPECIALTY RETAIL--9.21%
    2,600  Central Garden & Pet Co.* .................         23,319
   10,324  Intertan Inc.* ............................        121,307
    7,745  Musicland Stores Inc.* ....................         57,603
   12,367  Piercing Pagoda, Inc.* ....................        179,321
    4,128  REX Stores Corp. * ........................         96,234
    2,740  Whitehall Jewellers, Inc.* ................         51,033
      300  Zale Corp.* ...............................         10,950
                                                          -----------
                                                              539,767
                                                          -----------
Total Common Stocks (cost--$5,410,083) ...............      5,669,437
                                                          -----------

PRINCIPAL
 AMOUNT
 (000)                                                                                MATURITY DATE     INTEREST RATE      VALUE
---------                                                                           ----------------- ----------------- ----------
U.S. AGENCY OBLIGATION@--4.11%

$     241  Federal Farm Credit Bank Discount Note (cost--$240,912) .............         07/03/00           6.570%         240,912
                                                                                                                        ----------
TOTAL INVESTMENTS (COST--$5,650,995)--100.82% ..................................                                         5,910,349
Liabilities in excess of other assets--(0.82)% .................................                                           (48,014)
                                                                                                                        ----------
Net Assets--100.00% ............................................................                                        $5,862,335
                                                                                                                        ==========

------------------
*    Non-Income producing security
@    Interest rate shown is a discount rate at date of purchase.
(1)  Security, or portion thereof, was on loan at June 30, 2000.




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 2000(UNAUDITED)

ASSETS
Investments, at value (cost--$5,650,995) .................................................................              $ 5,910,349
Investment of cash collateral received for securities loaned, at value (cost--$80,850) ...................                   80,850
Cash .....................................................................................................                      385
Receivable for investments sold ..........................................................................                   40,229
Dividends and interest receivable ........................................................................                    1,593
Other assets .............................................................................................                      114
                                                                                                                        -----------
Total assets .............................................................................................                6,033,520
                                                                                                                        -----------
LIABILITIES
Payable for investments purchased ........................................................................                   36,106
Collateral for securities loaned .........................................................................                   80,850
Payable to affiliates ....................................................................................                    4,905
Accrued expenses and other liabilities ...................................................................                   49,324
                                                                                                                        -----------
Total liabilities ........................................................................................                  171,185
                                                                                                                        -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding (unlimited amount authorized) .................                4,832,516
Accumulated undistributed net investment loss ............................................................                  (40,751)
Accumulated net realized gains from investment transactions ..............................................                  811,216
Net unrealized appreciation of investments ...............................................................                  259,354
                                                                                                                        -----------
Net assets ...............................................................................................              $ 5,862,335
                                                                                                                        ===========
CLASS H
Net assets ...............................................................................................              $ 5,224,538
                                                                                                                        -----------
Shares outstanding .......................................................................................                  333,134
                                                                                                                        -----------
Net asset value, offering price and redemption value per share ...........................................                   $15.68
                                                                                                                             ======
CLASS I
Net assets ...............................................................................................              $   637,797
                                                                                                                        -----------
Shares outstanding .......................................................................................                   40,794
                                                                                                                        -----------
Net asset value, offering price and redemption value per share ...........................................                   $15.63
                                                                                                                             ======




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                     FOR THE
                                                                                                 SIX MONTHS ENDED
                                                                                                   JUNE 30, 2000
                                                                                                    (UNAUDITED)
                                                                                                 ----------------
INVESTMENT INCOME:
Interest ....................................................................................        $  15,196
Dividends ...................................................................................            7,549
                                                                                                     ---------
                                                                                                        22,745
                                                                                                     ---------
EXPENSES:
Investment advisory and administration ......................................................           27,370
Legal and audit .............................................................................           17,433
Reports and notices to shareholders .........................................................            8,210
Trustees' fees ..............................................................................            3,750
Custody and accounting ......................................................................            2,649
Transfer agency fees and related service expenses ...........................................            1,500
Distribution fees--Class I ..................................................................              578
Other expenses ..............................................................................            2,171
                                                                                                     ---------
                                                                                                        63,661
Less: Fee waivers and reinbursements from investment adviser ................................             (165)
                                                                                                     ---------
Net expenses ................................................................................           63,496
                                                                                                     ---------
Net investment loss .........................................................................          (40,751)
                                                                                                     ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments .........................................................          825,005
Net change in unrealized appreciation/depreciation of investments ...........................         (344,935)
                                                                                                     ---------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS ..............................          480,070
                                                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................        $ 439,319
                                                                                                     =========






                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


STATEMENT OF CHANGES IN NET ASSET

                                                                                FOR THE
                                                                            SIX MONTHS ENDED        FOR THE
                                                                              JUNE 30, 2000        YEAR ENDED
                                                                               (UNAUDITED)      DECEMBER 31, 1999
                                                                            ----------------    -----------------
FROM OPERATIONS:
Net investment loss .....................................................      $   (40,751)       $  (129,655)
Net realized gains from investments .....................................          825,005            592,722
Net change in unrealized appreciation/depreciation of investments .......         (344,935)          (148,635)
                                                                               -----------        -----------
Net increase in net assets resulting from operations ....................          439,319            314,432
                                                                               -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investments--Class H ...........................         (281,252)          (164,581)
Net realized gains from investments--Class I ...........................           (22,993)           (10,076)
                                                                               -----------        -----------
Total distributions to shareholders ....................................          (304,245)          (174,657)
                                                                               -----------        -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...................................           853,597            638,653
Cost of shares repurchased .............................................          (196,181)          (140,251)
Proceeds from dividends reinvested .....................................              --              374,499
                                                                               -----------        -----------
Net increase in net assets from beneficial interest transactions .......           657,416            872,901
                                                                               -----------        -----------
Net increase in net assets .............................................           792,490          1,012,676
NET ASSETS:
Beginning of period ....................................................         5,069,845          4,057,169
                                                                               -----------        -----------
End of period ..........................................................       $ 5,862,335        $ 5,069,845
                                                                               ===========        ===========








                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


     Mitchell Hutchins Series Trust--Small Cap Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund benefits under certain variable contracts.

     Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PWGroup") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)




     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate of 1.00% of the Portfolio's average daily net assets.

     At June 30, 2000, the Portfolio owed Mitchell Hutchins $4,680 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended June 30, 2000, Mitchell Hutchins waived $20 of its investment advisory and administration fees.

     For the six months ended June 30, 2000, the Portfolio paid $120 in brokerage commissions to PaineWebber for the transactions executed on behalf of the Portfolio.

     On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PWGroup will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PWGroup and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

DISTRIBUTION PLAN

     Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)



daily net assets of Class I shares. The Fund pays the entire distribution fee to the insurance companies. For the period January 1, 2000 to February 29, 2000, Mitchell Hutchins voluntarily agreed to waive $145 of distribution fees on Class I shares. At June 30, 2000 the Portfolio owed Mitchell Hutchins $121 in distribution fees.

SECURITIES LENDING

     The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2000, PaineWebber earned $776 in compensation as the Portfolio's lending agent and the Portfolio earned compensation of $2,299 net of fees, rebates and expenses. At June 30, 2000, the Fund owed PaineWebber $104 for securities lending fees. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

     As of June 30, 2000, the Portfolio's custodian held debt securities having an aggregate value of $80,850 as collateral for portfolio securities loaned having a market value of $78,925 which was invested in the following money market funds:

NUMBER OF
 SHARES
---------
  20,802    AIM Liquid Assets Portfolio ..........................................................  $20,802
  56,265    Mitchell Hutchins Private Money Market Fund LLC ......................................   56,265
   3,783    AIM Prime Portfolio ..................................................................    3,783
                                                                                                    -------
            Total investments of cash collateral for securities on loan (cost--$80,850)             $80,850
                                                                                                    =======

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

     At June 30, 2000, the components of net unrealized appreciation of investments were as follows:

       Gross appreciation (investments having an excess of value over cost) .........................    $1,026,810
       Gross depreciation (investments having an excess of cost over value) .........................      (767,456)
                                                                                                         ----------
       Net unrealized appreciation of investments ...................................................    $  259,354
                                                                                                         ==========

     For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $2,772,702 and $2,248,464, respectively.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)



FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

     There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                    CLASS H                                         CLASS I
                                   ---------------------------------------------  ------------------------------------------
                                                                                                            FOR THE PERIOD
                                         FOR THE                 FOR THE              FOR THE                JULY 6, 1999+
                                     SIX MONTHS ENDED           YEAR ENDED        SIX MONTHS ENDED              THROUGH
                                       JUNE 30, 2000         DECEMBER 31, 1999      JUNE 30, 2000          DECEMBER 31, 1999
                                   ---------------------   ---------------------  ----------------       ---------------------
                                   SHARES         AMOUNT   SHARES        AMOUNT   SHARES    AMOUNT       SHARES        AMOUNT
                                   ------         ------   ------      ---------  ------  ---------      ------       --------
Shares sold                        24,511       $386,869   24,686      $ 347,797  30,024  $ 466,728      19,994       $290,856
Shares repurchased                 (3,798)       (58,799)  (9,124)      (126,800) (8,982)  (137,382)       (912)       (13,451)
Dividends reinvested                  --             --    24,521        364,424     --        --           670         10,075
                                   ------       --------   ------      ---------  ------  ---------      ------       --------
Net increase                       20,713       $328,070   40,083      $ 585,421  21,042  $ 329,346      19,752       $287,480
                                   ======       ========   ======      =========  ======  =========      ======       ========

-----------------------
+    Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 CLASS H                                    CLASS I
                                           ----------------------------------------------------------------------------------------
                                               FOR THE                          FOR THE PERIOD       FOR THE       FOR THE PERIOD
                                           SIX MONTHS ENDED     FOR THE       SEPTEMBER 28, 1998 SIX MONTHS ENDED   JULY 6, 1999
                                            JUNE 30, 2000      YEAR ENDED          THROUGH        JUNE 30, 2000        THROUGH
                                             (UNAUDITED)    DECEMBER 31, 1999  DECEMBER 31, 1998    (UNAUDITED)   DECEMBER 31, 1999
                                           ---------------- ----------------- ------------------ ---------------- -----------------
Net asset value, beginning of period .....      $15.26           $14.90            $12.00              $15.25          $14.70
                                                ------           ------            ------              ------          ------
Net investment loss ......................       (0.11)           (0.41)            (0.04)              (0.11)          (0.12)
Net realized and unrealized gains
  from investments .......................        1.42             1.32              3.67                1.38            1.22
                                                ------           ------            ------              ------          ------
Net increase from investment
  operations .............................        1.31             0.91              3.63                1.27            1.10
                                                ------           ------            ------              ------          ------
Distributions from net realized gains from
  investments ............................       (0.89)           (0.55)            (0.73)              (0.89)          (0.55)
                                                ------           ------            ------              ------          ------
Net asset value, end of period ...........      $15.68           $15.26            $14.90              $15.63          $15.25
                                                ======           ======            ======              ======          ======
Total investment return(1) ...............        8.50%            6.13%            30.36%               8.24%           7.51%
                                                ======           ======            ======              ======          ======
Ratios/Supplemental Data:

NET ASSETS, END OF PERIOD (000'S) ........      $5,225           $4,769            $4,057              $  638          $  301
Expenses to average net assets, net
  of waivers .............................        2.28%*           3.86%             1.94%*              2.52%*(2)       3.80%*(2)
Net investment loss to average net
  assets, net of waivers .................       (1.45)%*         (3.09)%           (1.27)%*            (1.69)%*(3)     (3.13)%*(3)
Portfolio turnover rate ..................          44%              98%               17%                 44%             98%

-----------------------
+    Commencement of issuance of shares.

*    Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

(2) For the six months ended June 30, 2000 the ratio excluding the waiver would have been 2.58%. For the period July 6, 1999 through December 31, 1999 the ratio excluding the waiver would have been 4.05%.

(3) For the six months ended June 30, 2000 the ratio excluding the waiver would have been (1.75%). For the period July 6, 1999 through December 31, 1999 the ratio excluding the waiver would have been (3.38%).

                                                               SEMIANNUAL REPORT


                                                  ------------------------------
                                                  MITCHELL
                                                  HUTCHINS SERIES
                                                  TRUST


                                                  SMALL CAP
                                                  PORTFOLIO









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      All rights reserved.
          Member SIPC                             JUNE 30, 2000